UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2004

Commission File Number: 1-11008

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	33-0499007 (I.R.S. Employer Identification Number)

200 Carillon Parkway, St. Petersburg, Florida (Address of Principal Executive Offices)	33716-2325 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

SIGNATURES
EX-99.1 Press Release

Item 7.	Financial Statements and Exhibits

     (c) Exhibit 99.1 – Press Release

Item 12.	Disclosure of Results of Operations and Financial Condition

     The following disclosure is being furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition, of Form 8-K. On May 3, 2004, Catalina Marketing Corporation issued a press release announcing the financial results it expects to report for fiscal year 2003, and the restated financial results for fiscal years 2002 and 2001. The press release is attached hereto as Exhibit 99.1 and is being furnished, and not filed or incorporated by reference into any other statement or report of the Company, under Item 12 to this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant’s behalf.

May 3, 2004	CATALINA MARKETING CORPORATION
(Registrant)

/s/ Christopher W. Wolf
Christopher W. Wolf Executive Vice President and Chief Financial Officer (Authorized officer of Registrant and principal financial officer)

Exhibit Index

Exhibit Number	Description
99.1	Press Release